LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Supplement dated November 30, 2011 to Loomis Sayles Senior Floating Rate and Fixed Income Fund Statement of Additional Information dated September 30, 2011, as may be revised or supplemented from time to time.

Effective immediately, the following paragraphs are added after the paragraph under the subsection “Borrowing” under the section “Investment Strategies and Risks.”

The Senior Floating Rate and Fixed Income Fund has entered into a committed, secured line of credit with a bank under which it expects to borrow for investment purposes. In connection with its borrowings under this agreement, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the bank. The terms of the credit facility will require the Fund to maintain asset coverage levels that may be more restrictive than the provisions of the 1940 Act in connection with borrowings and to pay a commitment or other fee to maintain the line of credit.

In the event of a default under the credit facility, the bank may have the right to cause a liquidation of the collateral (i.e., sell Fund assets). In addition, in the event of a default, the Fund may delay the payment of redemption requests to the extent permitted under the 1940 Act. In certain limited, extreme circumstances, a default might also prevent the Fund from making distributions to shareholders sufficient to eliminate income or excise tax at the Fund level, or to be eligible to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund were ineligible to be treated as a RIC and if the Fund were unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would generally be treated as ordinary income in the hands of shareholders.

Effective immediately, the paragraph immediately following the numbered list in the section “Portfolio Holdings Information” is hereby replaced with the following:

With respect to items (2) through (5) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of each Fund’s Adviser, Subadviser, administrator or custodian. With respect to (6) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purposes of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns; Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Senior Floating Rate and Fixed Income Fund; Barclays Capital (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis with respect to the Senior Floating Rate and Fixed Income Fund; Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the Adviser with respect to the Senior Floating Rate and Fixed Income Fund; tax agent in Taiwan (daily disclosure of securities trades of Taiwan based issuers, provided the next business day) for the purpose of performing certain duties for compliance with Taiwan’s tax laws with respect to the Growth Markets Fund; the Board of Directors of the Growth Markets Fund’s wholly-owned commodity subsidiary (the “Commodity Subsidiary”) (quarterly disclosure of full Commodity Subsidiary portfolio holdings) for the purpose of its oversight of the Commodity Subsidiary; and The Bank of Nova Scotia (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of confirming compliance with the credit agreement between The Bank of Nova Scotia and the Senior Floating Rate and Fixed Income Fund. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Funds’ chief compliance officer regarding any material issues concerning the Funds’ disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosures pursuant to item (6) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.